UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/14

Fortress Long/Short Credit Fund

(Formerly, Bandon Isolated Alpha Fixed Income Fund)

Annual Report
September 30, 2014

1-855-477-8100

Distributed by Northern Lights Distributors, LLC
Member FINRA

Fortress Long/Short Credit Fund (the “Fund”)

(Formerly, Bandon Isolated Alpha Fixed Income Fund)

Dear Shareholders,

On November 7, 2014, Logan Circle Partners, L.P. (“Logan Circle”) was approved by fund shareholders as the sole investment adviser for the Fund. Logan Circle had previously served as a sub-adviser to the Fund since its inception. Logan Circle will continue to implement the same long/short credit strategy since the inception of the Fund: seeking positive returns regardless of market environment through a credit based, multi-strategy best ideas approach, implemented without a benchmark orientation while seeking to minimize interest rate duration exposure. In addition, Andy Kronschnabel continues to serve as Portfolio Manager of the Fund.

For background purposes, Logan Circle is a wholly-owned subsidiary of Fortress Investment Group LLC (“Fortress”), a publicly traded company (NYSE: FIG) and a global investment management firm. Logan Circle was founded in 2007 and is the traditional asset management business of Fortress. Fortress was founded in 1998 and is headquartered in New York City. Fortress offers a range of alternative investment strategies for institutional and private investors around the world. Logan Circle provides credit focused fixed income and equity investment advisory services to institutional clients. As of September 30, 2014, Logan Circle had approximately $31.1 billion in assets under management.

As a result of the change of the adviser, the Fund will no longer employ a “manager-of-managers” approach and will rely solely on Logan Circle’s investment strategy. Logan Circle does not employ any directional interest rate based investment strategies; rather, its strategy seeks to reduce interest rate risk within the Fund. Another benefit of Logan Circle as sole adviser is that the advisory fee and expense cap were reduced effective September 1, 2014, from 1.75% to 1.25% and is being reduced from 1.95% to 1.45%, for the Class I. Finally, the Fund has been renamed the Fortress Long/Short Credit Fund.

For the fiscal year ending September 2014 the Fund struggled declining -4.70% in Class I shares, most of which occurred in the fourth quarter of 2013. This negative performance can be largely attributed to the various interest rate based strategies implemented by the Fund’s interest rate specialist sub-adviser. While the interest rate based strategies were intended to do well regardless of environment they have often times struggled during periods of exogenous market influences, including unexpected influences from global central banks. In contrast, the performance by the Fund’s credit manager was particularly strong through the period. Unfortunately, this performance was not enough to offset the expenses and negative returns produced elsewhere within the Fund.

Looking ahead from an investment perspective, we believe the recent uptick in volatility is unlikely to dissipate in the near-term. This is primarily due to macro concerns weighing on risk assets, with global growth worries and accompanying commodity price pressures causing investors to question the fair value for their respective asset classes. The latest re-pricing within the high yield market seems to be driven more by fundamentals rather than technical concerns. This, in addition to the heightened levels of volatility, should prove beneficial to our strategy given our fundamentally oriented approach, but that is not to say the market will be immune from technical whipsaws. We believe we are positioned with the flexibility to take advantage of further dislocations should they occur. Dislocations and volatility generally bode well for pairs trades and we will most likely increase our exposure to that strategy. Additionally, we expect there to be a number of opportunistic trading opportunities, particularly in the primary market where much of the highly anticipated M&A debt financing did not materialize in September.

1

Fortress Long/Short Credit Fund (the “Fund”)

(Formerly, Bandon Isolated Alpha Fixed Income Fund)

These issuers can be less sensitive to pricing, as their focus is on timely completion of that financing which often creates favorable opportunities for bond investors. We expect to be active in these disjointed markets, focusing on liquid investments that will allow us to be nimble during this period of high volatility.

We thank you for your continued support and interest in the Fortress Long/Short Credit Fund.

As always, we welcome your questions and comments and look forward to continuing to work with you.

6394-NLD-11/25/2014

2

Fortress Long/Short Credit Fund *

Portfolio Review (Unaudited)

September 30, 2014

The Fund’s performance figures** for the year ended September 30, 2014, as compared to its benchmarks:

		Annualized
			Since Inception
	One Year	Three Year	December 31, 2010
Fortress Long/Short Credit Fund - Class I	(4.70)%	1.03%	0.15%
Fortress Long/Short Credit Fund - Advisor Class	(5.00)%	0.85%	0.00%
Fortress Long/Short Credit Fund - Advisor Class with load ***	(10.46)%	(1.11)%	(1.56)%
Fortress Long/Short Credit Fund - Class C	(5.76)%	0.01%	(0.72)%
Fortress Long/Short Credit Fund - Class R	(4.91)%	0.94%	0.07%
HFRX Absolute Return Index****	3.54%	2.16%	0.64%
Bank of America Merrill Lynch 3-Month Treasury Bill Index *****	0.05%	0.07%	0.08%

*	Subsequent to September 30, 2014 Bandon Isolated Alpha Fixed Income Fund changed its name effective November 10, 2014. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund were replaced with Fortress Long/Short Credit Fund.

**	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 2.48%, 2.73%, 3.48% and 2.98% for Class I, Advisor Class, Class C and Class R shares, respectively, per the Fund’s prospectus dated January 28, 2014. For performance information current to the most recent month-end, please call 1-855-477-8100

***	Class A was renamed to Advisor Class and the front end sales charge was removed on January 28, 2014. In compliance with SEC guidelines, performance for Advisor class will be shown with a sales load of 5.75% through the year ending September 30, 2019.

****	The HFRX Absolute Return Index measures the comprehensive overall returns of hedge funds. Investors may not invest in the Index directly.

*****	The Bank of America Merrill Lynch 3-Month Treasury Bill Index consists of U.S. Treasury Bills maturing in 90 days. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment | December 31, 2010 – September 30, 2014

Past performance is not necessarily indicative of future results.

Top Ten Holdings by Industry	% of Net Assets
Banks	18.5%
Insurance	7.7%
Airlines	6.2%
Media	5.1%
Telecommunications	4.0%
Other ABS	2.6%
Diversified Financial Services	1.5%
Semiconductors	1.2%
Municipal	1.1%
Other, Cash & Cash Equivalents	52.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

3

Fortress Long/Short Credit Fund *

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Dividend %		Value
	PREFERRED STOCK - 4.5%
	INSURANCE - 2.5%
1,000	XLIT Ltd. (a)	3.3536		$839,062

	TELECOMMUNICATIONS - 2.0%
25,000	Verizon Communications, Inc.	5.9000		652,000

	TOTAL PREFERRED STOCK (Cost - $1,511,250)			1,491,062

Principal		Coupon
Amount ($)		Rate (%)	Maturity
	BONDS & NOTES - 47.3%
	AIRLINES - 6.2%
1,000,000	American Airlines 2014-1 Class B Pass Through Trust	4.3750	10/1/2022	1,013,591
1,000,000	US Airways 2013-1 Class B Pass Through Trust	5.3750	11/15/2021	1,035,000
				2,048,591
	AUTOMOBILE ABS - 0.8%
262,583	Chesapeake Funding LLC 2012-1A A (a,b)	0.9061	11/7/2023	263,481

	BANKS - 18.5%
720,000	BBVA US Senior SAU	4.6640	10/9/2015	747,394
1,500,000	Credit Suisse Group AG (a,b)	6.2500	Perpetual	1,455,750
1,750,000	HSBC Holdings PLC (a)	6.3750	Perpetual	1,750,000
1,800,000	Societe Generale SA (a,b)	6.0000	Perpetual	1,653,120
525,000	Wachovia Capital Trust III (a)	5.5698	Perpetual	511,219
				6,117,483
	CHEMICALS - 0.6%
500	Ashland, Inc. (b)	4.7500	8/15/2022	490
200,000	Braskem Finance Ltd.	6.4500	2/3/2024	208,500
				208,990
	DIVERSIFIED FINANCIAL SERVICES - 1.5%
505,000	International Lease Finance Corp.	3.8750	4/15/2018	502,159

	ELECTRIC - 0.3%
74,287	Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (b,c)	11.2500	12/1/2018	86,173

	ENGINEERING & CONSTRUCTION - 0.2%
50,000	OAS Finance Ltd. (b)	8.0000	7/2/2021	48,125

	FOOD - 1.0%
300,000	Marfrig Overseas Ltd. (b)	9.5000	5/4/2020	319,500

	INSURANCE - 5.2%
1,065,000	Aon Corp.	8.2050	1/1/2027	1,370,058
335,000	Sirius International Group Ltd. (a,b)	7.5060	Perpetual	353,425
				1,723,483
	MEDIA - 5.1%
2,000,000	iHeartCommunications, Inc.	10.0000	1/15/2018	1,683,560

	MUNICIPAL - 1.1%
360,000	La Paz County Industrial Development Authority	7.0000	3/1/2034	360,788

See accompanying notes to financial statements.

4

Fortress Long/Short Credit Fund *

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Value
	OTHER ABS - 2.6%
250,000	Arbor Realty Collateralized Loan Obligation 2014-1A B (a,b)	4.6536	5/15/2024	$250,000
247,696	SLM Private Credit Student Loan Trust 2005-B A2 (a)	0.4141	3/15/2023	245,515
341,155	SLM Private Education Loan Trust 2010-A 2A (a,b)	3.4036	5/16/2044	362,689
				858,204
	SEMICONDUCTORS - 1.2%
400,000	Advanced Micro Devices, Inc.	7.5000	8/15/2022	406,000

	SOFTWARE - 0.3%
85,637	First Data Holdings, Inc. (b,d)	14.5000	9/24/2019	89,618

	TELECOMMUNICATIONS - 2.0%
660,000	Avaya, Inc. (b)	9.0000	4/1/2019	668,250

	U.S. GOVERNMENT AGENCY COLLATERAL CMO- 0.7%
3,457,299	Government National Mortgage Association 2011-H21 HI (a)	1.8099	11/20/2061	225,762

	TOTAL BONDS & NOTES (Cost - $15,719,763)			15,610,167

Shares
	SHORT-TERM INVESTMENTS - 46.6%
	MONEY MARKET FUND - 46.6%
15,395,833	Daily Income Fund - Money Market Portfolio 0.01% (e)			15,395,833
	(Cost - $15,395,833)

	TOTAL INVESTMENTS - 98.4% (Cost - $32,626,846) (f)			$32,497,062
	OTHER ASSETS LESS LIABILITIES - 1.6%			537,333
	NET ASSETS - 100.0%			$33,034,395

ABS - Asset Back Security

CMO - Collateralized Mortgage Obligation

JPY - Japanese Yen

Perpetual - Securities that do not have a predetermined maturity date.

*	Subsequent to September 30, 2014 Bandon Isolated Alpha Fixed Income Fund changed its name effective November 10, 2014. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund were replaced with Fortress Long/Short Credit Fund.

(a)	Variable rate security - interest rate subject to periodic change.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2014, these securities amounted to $5,550,621 or 16.8% of net assets.

(c)	Security in Default

(d)	Pay-in-kind

(e)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

(f)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $32,643,524 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$310,451
Unrealized Depreciation:	(456,913)
Net Unrealized Depreciation:	$(146,462)

See accompanying notes to financial statements.

5

Fortress Long/Short Credit Fund *

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

		Unrealized
		Appreciation
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS
2	Japan 10 Year Future maturing December 2014	$(6,018)
	(Underlying Face Amount at Value JPY 2,660,000)
29	10 -Year US Treasury Note Future maturing December 2014
	(Underlying Face Amount at Value USD 3,614,589)	7,867
3	U.S. Treasury Long Bond Futures maturing December 2014
	(Underlying Face Amount at Value USD 413,718)	3,572
	NET UNREALIZED GAIN FROM OPEN FUTURES CONTRACTS	$5,421

OPEN SWAP CONTRACTS

		Protection			Upfront	Unrealized
		Premium	Termination		Payments	Appreciation
Reference Entity	Counterparty	Rate (%)	Date	Notional Principal	(Received)	(Depreciation)
Bought Protection:
Aon Corp.	Citigroup Global Markets Inc.	1.00	9/20/2018	$1,000,000	$22,932	$(5,497)
CDX.NA.HY.19 V1	Citigroup Global Markets Inc.	5.00	12/20/2017	500,000	(2,500)	(38,712)
CDX.NA.IG. 20 V1	Citigroup Global Markets Inc.	1.00	6/20/2018	1,000,000	10,370	(7,680)
Clear Channel	Citigroup Global Markets Inc.	5.00	9/20/2016	2,000,000	(70,000)	59,514
Motorola Solutions, Inc.	Citigroup Global Markets Inc.	1.00	9/20/2018	1,000,000	6,182	1,462
Occidental Petroleum	Citigroup Global Markets Inc.	1.00	12/20/2018	1,000,000	14,999	(8,375)
Rio Tinto Financial USA Plc.	Citigroup Global Markets Inc.	1.00	6/20/2018	2,000,000	(16,728)	(40,836)
Seagate Technology	Citigroup Global Markets Inc.	5.00	12/20/2017	1,000,000	153,121	20,544
Wells Fargo & Company	Citigroup Global Markets Inc.	1.00	6/20/2018	1,000,000	(1,001)	(16,848)
Sold Protection:
El Paso Corp.	Citigroup Global Markets Inc.	(1.00)	6/20/2017	2,000,000	93,600	130,953
Hewlett-Packard Co.	Citigroup Global Markets Inc.	(1.00)	9/20/2018	1,000,000	23,626	39,770
NRG Energy, Inc.	Citigroup Global Markets Inc.	(5.00)	12/20/2014	750,000	(16,349)	(8,525)
Seagate Technology	Citigroup Global Markets Inc.	(5.00)	12/20/2018	1,000,000	(167,947)	(6,344)
Teck Resources Limited	Citigroup Global Markets Inc.	(1.00)	6/20/2018	2,000,000	72,670	58,222
Wells Fargo & Company	Citigroup Global Markets Inc.	(1.00)	6/20/2018	1,000,000	(17,602)	5,816
	NET UNREALIZED GAIN FROM SWAP CONTRACTS					$183,464

See accompanying notes to financial statements.

6

Fortress Long/Short Credit Fund *

Statement Of Assets and Liabilities

September 30, 2014

ASSETS
Investment securities:
At cost	$32,626,846
At value	$32,497,062
Foreign currency (Cost $334,541)	334,235
Deposit with brokers for futures	47,879
Unamortized upfront payments on credit default swaps	292,127
Dividends and Interest receivable	238,059
Receivable for securities sold	199,725
Net unrealized appreciation on swap contracts	183,464
Receivable for open forward foreign currency exchange contracts	7,104
Net unrealized appreciation on futures	5,421
Receivable for Fund shares sold	4,996
Prepaid expenses and other assets	19,096
TOTAL ASSETS	33,829,168

LIABILITIES
Payable for investments purchased	200,000
Unamortized upfront payments on credit default swaps	397,500
Payable for Fund shares redeemed	111,837
Investment advisory fees payable	27,706
Fees payable to other affiliates	10,995
Payable for open forward foreign currency exchange contracts	3,546
Distribution (12b-1) fees payable	916
Payable for swap interest	2,979
Accrued expenses and other liabilities	39,294
TOTAL LIABILITIES	794,773
NET ASSETS	$33,034,395

NET ASSETS CONSIST OF:
Paid in capital	$36,414,711
Accumulated net investment income	951,089
Accumulated net realized loss from investment, foreign currency, short sales, futures, swaps and options transactions	(4,394,113)
Net unrealized appreciation of investments, foreign currency, futures and swaps	62,708
NET ASSETS	$33,034,395

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$29,558,013
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,219,066
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.18

Advisor Class Shares: (a)
Net Assets	$3,368,143
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	367,045
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.18

Class C Shares:
Net Assets	$108,229
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11,954
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.05

Class R Shares:
Net Assets	$10.00
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1.092
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.16

*	Subsequent to September 30, 2014 Bandon Isolated Alpha Fixed Income Fund changed its name effective November 10, 2014. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund were replaced with Fortress Long/Short Credit Fund.

(a)	Class A shares was renamed to Advisor Class and the front end sales charge was removed on January 28, 2014.

See accompanying notes to financial statements.

7

Fortress Long/Short Credit Fund *

Statement of Operations

For the Year Ended September 30, 2014

INVESTMENT INCOME
Interest	$1,713,320
Dividends	361,284
TOTAL INVESTMENT INCOME	2,074,604

EXPENSES
Investment advisory fees	619,591
Administrative services fees	65,443
Registration fees	32,550
Legal fees	31,484
Transfer agent fees	30,466
Accounting services fees	26,460
Compliance officer fees	22,644
Custodian fees	19,011
Audit fees	18,002
Shareholder reporting expenses	17,001
Non 12b-1 shareholder servicing expense	15,900
Trustees fees and expenses	12,931
Distribution (12b-1) fees:
Class A	11,346
Class C	1,209
Insurance expense	2,106
Interest expense	59
Other expenses	1,300
TOTAL EXPENSES	927,503

Less: Fees waived by the Advisor	(218,382)

NET EXPENSES	709,121

NET INVESTMENT INCOME	1,365,483

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS, FUTURES, OPTIONS, SWAPS AND SECURITIES SOLD SHORT
Net realized gain (loss) from:
Investments	(3,796,085)
Foreign currency transactions	(37,698)
Forward foreign currency exchange contracts	160,743
Futures	116,965
Options purchased	(407,547)
Options written	(26,322)
Swaps	(168,803)
Securities sold short	45,460
Net realized loss	(4,113,287)

Net change in unrealized appreciation (depreciation) of:
Investments	282,771
Foreign currency translations	(4,178)
Forward foreign currency exchange contracts	7,761
Futures	(135,915)
Options purchased	(2,331)
Swaps	140,517
Net change in unrealized appreciation (depreciation)	288,625

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FOREIGN TRANSACTIONS, FUTURES, OPTIONS, SWAPS AND SECURITIES SOLD SHORT	(3,824,662)

NET DECREASE IN NET ASSETS	$(2,459,179)

*	Subsequent to September 30, 2014 Bandon Isolated Alpha Fixed Income Fund changed its name effective November 10, 2014. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund were replaced with Fortress Long/Short Credit Fund.

See accompanying notes to financial statements.

8

Fortress Long/Short Credit Fund *

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2014	September 30, 2013
FROM OPERATIONS
Net investment income	$1,365,483	$101,983
Net realized gain (loss) from investments, foreign currency transactions, futures, options, swaps and securities sold short	(4,113,287)	934,930
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions, options and swaps	288,625	(657,159)
Net increase (decrease) in net assets resulting from operations	(2,459,179)	379,754

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(673,911)	(51,966)
Advisor Class **	(106,557)	(238)
Class C	(1,720)	—
Class R	— +	—
From net realized gains:
Class I	(696,536)	(891,821)
Advisor Class **	(123,957)	(5,453)
Class C	(4,559)	(10,234)
Class R	— +	— +
Net decrease in net assets resulting from dividend and distributions to shareholders	(1,607,240)	(959,712)
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	19,846,889	30,838,006
Advisor Class **	795,115	12,315,084
Class C	50,000	65,000
Net asset value of shares issued in reinvestment of distributions:
Class I	1,289,110	358,439
Advisor Class **	224,773	5,691
Class C	6,279	10,234
Class R	— +	— +
Payments for shares redeemed:
Class I	(24,713,543)	(19,864,414)
Advisor Class **	(2,515,000)	(6,899,825)
Class C	(133,673)	(221,167)
Net increase (decrease) in net assets from shares of beneficial interest	(5,150,050)	16,607,048

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,216,469)	16,027,090

NET ASSETS
Beginning of Year	42,250,864	26,223,774
End of Year^	$33,034,395	$42,250,864
^Includes accumulated net investment income of:	$951,089	$239,280

SHARE ACTIVITY
Class I:
Shares Sold	2,077,210	3,044,187
Shares Reinvested	141,195	35,419
Shares Redeemed	(2,607,396)	(1,971,144)
Net increase (decrease) in shares of beneficial interest outstanding	(388,991)	1,108,462

Advisor Class: **
Shares Sold	83,061	1,209,850
Shares Reinvested	24,592	562
Shares Redeemed	(266,455)	(689,384)
Net increase (decrease) in shares of beneficial interest outstanding	(158,802)	521,028

Class C:
Shares Sold	5,470	6,549
Shares Reinvested	692	1,024
Shares Redeemed	(14,535)	(22,077)
Net decrease in shares of beneficial interest outstanding	(8,373)	(14,504)

Class R:
Shares Reinvested	— +	— +
Net increase in shares of beneficial interest outstanding	— +	— +

*	Subsequent to September 30, 2014 Bandon Isolated Alpha Fixed Income Fund changed its name, effective November 10, 2014. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund were replaced with Fortress Long/Short Credit Fund.

**	Effective January 28, 2014 Class A shares was renamed to Advisor Class.

+	Amount is less than $1 or 1 share.

See accompanying notes to financial statements.

9

Fortress Long/Short Credit Fund *

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I (1)
				For the
	For the Year Ended	For the Year Ended	For the Year Ended	Period Ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011 (2)

Net asset value, beginning of period	$10.17	$10.33	$9.75	$10.00

Activity from investment operations:
Net investment income (loss) (3)	0.37	0.04	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(0.85)	0.17	0.58	(0.22)
Total from investment operations	(0.48)	0.21	0.59	(0.25)

Less distributions from:
Net investment income	(0.25)	(0.02)	(0.01)	—
Net realized gains	(0.26)	(0.35)	—	—
Total distributions	(0.51)	(0.37)	(0.01)	—

Net asset value, end of period	$9.18	$10.17	$10.33	$9.75

Total return (4)	(4.70)%	2.05%	6.04%	(2.50	)% (5)

Net assets, at end of period (000s)	$29,558	$36,704	$25,818	$26,229

Ratio of gross expenses to average net assets (6,7)	2.52%	2.48%	2.50%	3.73	% (8)
Ratio of net expenses to average net assets (7)	1.92%	1.95%	1.95%	1.95	% (8)
Ratio of net investment income (loss) to average net assets (7,9)	3.77%	0.35%	0.07%	(0.36	)% (8)

Portfolio Turnover Rate	409%	372%	548%	708	% (5)

*	Subsequent to September 30, 2014 Bandon Isolated Alpha Fixed Income Fund changed its name, effective November 10, 2014. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund were replaced with Fortress Long/Short Credit Fund.

(1)	Effective January 13, 2012, Investor Class shares were renamed Class I shares.

(2)	The Fortress Long/Short Credit Fund commenced operations on December 31, 2010.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of all distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

10

Fortress Long/Short Credit Fund *

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class (1)
					For the
	For the Year Ended		For the Year Ended	For the Year Ended	Period Ended
	September 30, 2014		September 30, 2013	September 30, 2012	September 30, 2011 (2)

Net asset value, beginning of period	$10.16		$10.32	$9.75	$10.00

Activity from investment operations:
Net investment income (loss) (3)	0.35		0.01	0.00 (4)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.85)		0.20	0.57	(0.21)
Total from investment operations	(0.50)		0.21	0.57	(0.25)

Less distributions from:
Net investment income	(0.22)		(0.02)	—	0.22
Net realized gains	(0.26)		(0.35)	—	0.26
Total distributions	(0.48)		(0.37)	—	0.48

Net asset value, end of period	$9.18		$10.16	$10.32	$10.23

Total return (5)	(4.89	)% (6)	2.00%	5.85%	(2.50	)% (7)

Net assets, at end of period (000s)	$3,368		$5,344	$50	$0	(8)

Ratio of gross expenses to average net assets (9,10)	2.77%		2.73%	2.75%	3.98	% (11)
Ratio of net expenses to average net assets (10)	2.17%		2.20%	2.20%	2.20	% (11)
Ratio of net investment income (loss) to average net assets (10,12)	3.72%		0.11%	(0.07)%	(0.61	)% (11)

Portfolio Turnover Rate	409%		372%	548%	708	% (7)

*	Subsequent to September 30, 2014 Bandon Isolated Alpha Fixed Income Fund changed its name, effective November 10, 2014. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund were replaced with Fortress Long/Short Credit Fund.

(1)	Effective January 28, 2014 Class A shares was renamed to Advisor Class.

(2)	The Fortress Long/Short Credit Fund commenced operations on December 31, 2010.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Represents less than $0.01.

(5)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of all distributions.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not Annualized.

(8)	Represents less than $1,000 in net assets.

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(10)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(11)	Annualized.

(12)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

11

Fortress Long/Short Credit Fund *

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
				For the
	For the Year Ended	For the Year Ended	For the Year Ended	Period Ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011 (1)

Net asset value, beginning of period	$9.98	$10.21	$9.73	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.28	(0.06)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.85)	0.18	0.57	(0.21)
Total from investment operations	(0.57)	0.12	0.48	(0.27)

Less distributions from:
Net investment income	(0.10)	—	—	—
Net realized gains	(0.26)	(0.35)	—	—
Total distributions	(0.36)	(0.35)	—	—

Net asset value, end of period	$9.05	$9.98	$10.21	$9.73

Total return (3)	(5.76)%	1.17%	4.93%	(2.70	)% (4)

Net assets, at end of period (000s)	$108	$203	$356	$332

Ratio of gross expenses to average net assets (5,6)	3.52%	3.48%	3.50%	4.73	% (7)
Ratio of net expenses to average net assets (6)	2.92%	2.95%	2.95%	2.95	% (7)
Ratio of net investment income (loss) to average net assets (6,8)	2.97%	(0.55)%	(0.93)%	(1.36	)% (7)

Portfolio Turnover Rate	409%	372%	548%	708	% (4)

*	Subsequent to September 30, 2014 Bandon Isolated Alpha Fixed Income Fund changed its name, effective November 10, 2014. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund were replaced with Fortress Long/Short Credit Fund.

(1)	The Fortress Long/Short Credit Fund commenced operations on December 31, 2010.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of all distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

12

Fortress Long/Short Credit Fund *

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class R
				For the
	For the Year Ended	For the Year Ended	For the Year Ended	Period Ended
	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011 (1)

Net asset value, beginning of period	$10.17	$10.33	$9.75	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.11	—	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.61)	0.19	0.62	(0.21)
Total from investment operations	(0.50)	0.19	0.58	(0.25)

Less distributions from:
Net investment income	(0.25)	—	—	—
Net realized gains	(0.26)	(0.35)	—	—
Total distributions	(0.51)	(0.35)	—	—

Net asset value, end of period	$9.16	$10.17	$10.33	$9.75

Total return (3)	(4.91)%	1.86%	5.95%	(2.50	)% (4)

Net assets, at end of period (000s) (5)	$0	$0	$0	$0

Ratio of gross expenses to average net assets (6,7)	3.02%	2.98%	3.00%	4.23	% (8)
Ratio of net expenses to average net assets (7)	2.42%	2.45%	2.45%	2.45	% (8)
Ratio of net investment income (loss) to average net assets (7,9)	1.19%	(0.00)%	(0.40)%	(0.86	)% (8)

Portfolio Turnover Rate	409%	372%	548%	708	% (4)

*	Subsequent to September 30, 2014 Bandon Isolated Alpha Fixed Income Fund changed its name, effective November 10, 2014. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund were replaced with Fortress Long/Short Credit Fund.

(1)	The Fortress Long/Short Credit Fund commenced operations on December 31, 2010.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of all distributions.

(4)	Not Annualized.

(5)	Represents less than $1,000 in net assets.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

13

Fortress Long/Short Credit Fund
Notes to Financial Statements
September 30, 2014

1.	ORGANIZATION

The Fortress Long/Short Credit Fund (formerly “Bandon Isolated Alpha Fixed Income Fund”) (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles. The Fund commenced operations on December 31, 2010.

The Fund currently offers Class I, Class C and Advisor Class shares only. Class R received initial seed capital only and is currently not open to new investors. Effective January 28, 2014, Class A shares were renamed to Advisor Class and the front end sales charge was removed. Advisor Class, Class I and C shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Swaps are valued each day by an independent pricing service approved by the Board. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial

14

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default

15

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Preferred Stock	$1,491,062	$—	$—	$1,491,062
Bonds & Notes	—	15,610,167	—	15,610,167
Short-Term Investments	15,395,833	—	—	15,395,833
Total Investments	16,886,895	15,610,167	—	32,497,062
Derivatives:
Forward Foreign Currency Exchange Contracts	—	7,104	—	7,104
Futures **	11,439	—	—	11,439
Swaps	—	316,281	—	316,281
Total Derivatives	$11,439	$323,385	$—	$334,824
Total Assets	$16,898,334	$15,933,552	$—	$32,831,886
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$—	$(3,546)	$—	$(3,546)
Futures **	(6,018)	—	—	(6,018)
Swaps	—	(132,817)	—	(132,817)
Total Derivatives	$(6,018)	$(136,363)	$—	$(142,381)

*	Refer to the Portfolio of Investments for industry classifications.

**	Cumulative appreciation (depreciation) of futures contracts is presented.

The Fund did not hold any Level 3 securities during the year.

It is the Fund’s policy to recognize transfers at the end of the reporting year. There were no transfers into or out of Level 3 during the current year presented. Transfers between Level 1 and Level 2 are detailed below:

XLIT. Ltd
Transfer into Level 2 from Level 1	$—
Transfers out of Level 2 into Level 1	839,062
Net Transfers in/(out) of Level 2	$839,062

Transfers that were made out of Level 2 into Level 1 represent a security that is being valued using quoted prices in active market.

16

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid semi-annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions as of and for the year ended September 30, 2014, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2010 through 2012 or expected to be taken in the Fund’s 2013 return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

17

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

On October 31, 2011, MF Global Holdings Ltd. and MF Global Finance USA Inc. (collectively “MF Global”) each filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. At the date of the Bankruptcy filing, the Fund held futures contracts and margin deposits at MF Global. The Fund has since had all its open futures contracts moved from its MF Global accounts or sold within the MF Global account. The Fund estimated exposure as of September 30, 2013 was $26,391, MF Global has since settled with the Fund for $44,378 and the Fund currently has no exposure.

Forward Foreign Currency Exchange Contracts – The Fund may enter into Forward Foreign Currency Exchange Contracts (“Forward Contracts”), in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.

		Settlement	Local Currency	US Dollar	Unrealized
Foreign Currency	Counterparty	Date	Amount Purchased	Value	Depreciation
To Buy:
JAPANESE YEN	The Royal Bank of Scotland	10/29/2014	43,145,520	$393,412	$(1,621)
MEXICO PESO	JP Morgan Chase Bank	10/29/2014	2,511,991	187,029	(581)
				$580,441	$(2,202)

					Unrealized
		Settlement	Local Currency	US Dollar	Appreciation
Foreign Currency	Counterparty	Date	Amount Sold	Value	(Depreciation)
To Sell:
CANADIAN DOLLAR	The Royal Bank of Scotland	10/29/2014	440,000	$393,595	$988
EURO	Northern Trust	10/29/2014	241,288	304,723	2,058
JAPANESE YEN	The Royal Bank of Scotland	10/29/2014	85,476,382	779,396	3,742
MEXICO PESO	HSBC Bank USA	10/29/2014	1,070,240	79,684	316
SWEDISH KRONA	Bank of America	10/29/2014	4,464,544	619,035	(1,344)
				$2,176,433	$5,760
Total net unrealized gain on forward foreign currency contracts				$2,756,874	$3,558

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the year ended September 30, 2014, the Fund had a loss of $352,346 on purchased options and $81,523 loss on written options, which is included in the net realized gain from Options purchased and Options written in the Statement of Operations.

18

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

The number of option contracts written and the premiums received by the Fund for the year ended September 30, 2014, were as follows:

Written Options	Call Options		Put Options
	Number of	Premium	Number of	Premium
	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	$—	$—	$—	$—
Options written	615	365,381	115	107,040
Options exercised	(615)	(365,381)	(115)	(107,040)
Options outstanding, end of period	$—	$—	$—	$—

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. For the year ended September 30, 2014, the Fund’s trades of swap contracts resulted in a net loss of $168,803 which is included in the net realized gain from swap transactions in the Statement of Operations.

Fair Values of Derivative Instruments in the Fund as of September 30, 2014:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest rate contracts	Net unrealized appreciation on futures contracts	$5,421
Foreign exchange contracts:	Receivable for open forward foreign currency exchange contracts	7,104	Payable for open forward foreign currency exchange contracts	(3,546)
Credit contracts	Net unrealized appreciation on swap contracts	183,464
		$195,989		$(3,546)
19

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014:

			Change in
			Unrealized
			Appreciation
Contract Type/	Location of Gain or (Loss) On	Realized Gain (Loss)	(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Interest rate contracts	Net realized gain (loss) from futures, options /Net change in unrealized appreciation (depreciation) from futures and options contracts	$(316,904)	$(138,246)
Foreign exchange contracts	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized appreciation (depreciation) from forward foreign currency exchange contracts	160,743	7,761
Credit contracts	Net realized gain (loss) from swaps/Net change in unrealized appreciation (depreciation) from swaps	(168,803)	140,517
Total		$(324,964)	$10,032

The derivative instruments outstanding as of September 30, 2014 as disclosed in the Portfolio of Investments and Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Forward Foreign Currency Exchange Contracts amounted to $55,516,157 and $59,414,190, respectively. For the year ended September 30, 2014, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $30,703,893 and $31,459,534, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized gain (loss) for futures, swaps, and Forward foreign currency exchange contracts. During the year ended September 30, 2014, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2014.

20

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets	the Statement of	Financial	Cash Collateral
	Recognized Assets	&Liabilities	Assets & Liabilities	Instruments	Received *	Net Amount
Swaps Contracts	$316,281	$(132,817)	$183,464	$—	$—	$183,464
Future Contracts	11,439	(6,018)	5,421	—	—	5,421
Currency Contracts	7,104	—	7,104	—	—	7,104
Total	$334,824	$(138,835)	$195,989	$—	$—	$195,989

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged *	Net Amount
Swaps Contracts	$(132,817)	$132,817	$—	$—	$—	$—
Future Contracts	(6,018)	6,018	—	—	—	—
Currency Contracts	(3,546)	—	(3,546)	—	—	(3,546)
Total	$(142,381)	$138,835	$(3,546)	$—	$—	$(3,546)

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

5.	INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

Bandon Capital Management, LLC (the “Previous Advisor”) served as the Fund’s investment advisor from the Fund’s inception until August 31, 2014, when it terminated its investment advisory agreement with the Trust, on behalf of the Fund (the “Previous Agreement”) pursuant to the terms set out in the Previous Agreement. On August 12, 2014, the Board approved two agreements between the Trust, on behalf of the Fund, and Logan Circle Partners, LP (the “New Advisor”): (i) an investment advisory agreement (the “New Agreement”) that is subject to shareholder approval, and (ii) an interim investment advisory agreement (the “Interim Agreement”) that became effective on August 31, 2014 and allows the New Advisor to serve as the Fund’s interim investment advisor while the Board solicits this shareholder approval for the New Agreement. Until August 31, 2014, the New Advisor had served as the sub-advisor to the Fund, under a sub-advisory agreement with the Previous Advisor. (See Note 8)

Pursuant to the Previous Agreement, the Previous Advisor, under the oversight of the Board, directed the daily operations of the Fund and supervised the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Previous Advisor, the Fund paid the Previous Advisor an advisory fee, computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets through August 31, 2014.

The terms of the Interim Agreement are identical in all material respects to those of the Previous Agreement, except for the (i) the date of its execution, effectiveness, and termination are changed, (ii) the name of the advisors have changed; (iii) the advisory fee paid by the Fund is 1.25% of the Fund’s average net assets; and (iv) all fees earned by the New Advisor under the Interim Agreement will be held in a separate escrow account pending shareholder approval of the New Agreement. If the Fund’s shareholders approve the New Agreement, the escrowed advisory fees will be paid to the New Advisor. The Interim Agreement will terminate the earlier of the 150 days from August 31, 2014 or the date that a new investment advisory agreement is approved by the shareholders of the Fund.

Pursuant to a written contract (the “Waiver Agreement”), the Previous Advisor had agreed to waive through August 31, 2014 a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which

21

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)) do not exceed 1.95%, 2.20%, 2.95% and 2.45% of the daily average net assets attributable to the Fund’s Class I, Advisor Class, Class C and Class R shares, respectively. Effective August 31, 2014, pursuant to the interim operating expense limitation agreement (the “Interim Waiver Agreement”), the New Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)) do not exceed 1.45%, 1.70%, 2.45% and 1.95% of the daily average net assets attributable to the Fund’s Class I, Advisor Class, Class C and Class R shares (the “Expense Limitation”).

If the New Advisor waives any fee or reimburses any expense pursuant to the Interim Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the New Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The New Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Interim Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Interim Waiver Agreement will remain in effect for the period that the Interim Agreement is in effect. Any recoupment of fees waived by the Previous Advisor or reimbursed prior to the effective date of the Interim Agreement (August 31, 2014) will be forfeited due to the termination of the Previous Agreement.

For the year ended September 30, 2014, the Fund incurred $619,591 in advisor fees, of which the Previous Advisor received $582,297 and the New Advisor is owed $37,294. $208,795 and $9,587 was waived by the Previous Advisor and New Advisor, respectively. As of September 30, 2014, the New Advisor may recapture $9,587 through September 30, 2017.

The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1, to pay for certain distribution activities and shareholder services. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets attributable to the Advisor Class, Class C and Class R shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended September 30, 2014, pursuant to the Plan, Advisor Class and Class C shares paid $11,346 and $1,209, respectively.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

22

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2014	September 30, 2013
Ordinary Income	$1,189,217	$959,712
Long-Term Capital Gain	418,023	—
Return of Capital	—	—
	$1,607,240	$959,712

As of September 30, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings (Deficits)
$ 1,138,111	$—	$(57,880)	$—	$(4,308,116)	$(152,431)	$(3,380,316)

The difference between book basis and tax basis unrealized appreciation, accumulated net realized losses and accumulated net investment income is primarily attributable to the tax deferral of losses on wash sales and mark to market on open Swap and 1256 contracts and forward foreign currency exchange contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $4,308,116.

At September 30, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$—	$57,880	$57,880

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency exchange gains/(losses), and adjustments for real estate investment trusts, paydowns and swaps, resulted in reclassifications for the Fund for the year ended September 30, 2014 as follows: a increase in accumulated net investment income and decrease in accumulated net realized loss from security transactions of $128,514.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Daily Income Fund - Money Market Portfolio (the “Money Fund”). The Fund may redeem its investment from the Money Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Money Fund. The financial statements of the Money Fund, including the portfolio of investments, can be found at www.reichandtang.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of September 30, 2014 the percentage of the Fund’s net assets invested in the Money Fund was 46.6%.

23

Fortress Long/Short Credit Fund
Notes to Financial Statements (Continued)
September 30, 2014

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following:

Effective November 10, 2014, the name of the Bandon Isolated Alpha Fixed Income Fund was changed to Fortress Long/Short Credit Fund. Consequently, all references to Bandon Isolated Alpha Fixed Income Fund in this Annual report Fund’s was replaced with Fortress Long/Short Credit Fund. Additionally, effective January 28, 2015, the Fund will no longer have a non-fundamental policy of investing at least 80% of its assets in fixed income securities.

On November 11, 2014 Board amended the Master Distribution and Shareholder Servicing Plan for Class R, The amended Plan provides that a monthly service and/or distribution fee calculated by the Fund for Class R will be changed from an annual rate .50% to an amended rate of .20%.

Shareholder Voting Results (Unaudited)

At a Special Meeting of Shareholders of the Trust, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, November 7, 2014, Trust shareholders of record as of the close of business on September 22, 2014 voted to approve the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement. (See Note 5)

Shares Voted	Shares Voted Against
In Favor	or Abstentions
2,147,997	13,953

24

Cohen
Fund Audit Services

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Fortress Long/Short Credit Fund
(formerly Bandon Isolated Alpha Fixed Income Fund) and
Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fortress Long/Short Credit Fund (formerly, Bandon Isolated Alpha Fixed Income Fund) (the "Fund") as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fortress Long/Short Credit Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 1, 2014

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700 cohenfund.com

25

Registered with the Public Company Accounting Oversight Board.

25

Fortress Long/Short Credit Fund
Expense Example (Unaudited)
September 30, 2014

As a shareholder of Fortress Long/Short Credit Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fortress Long/Short Credit Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Bandon Isolated Alpha Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *
Actual	Expense Ratio	4/1/2014	9/30/2014	4/1/2014 – 9/30/14

Class I	1.89%	$1,000.00	$986.00	$9.41
Class A	2.14%	1,000.00	985.00	10.65
Class C	2.89%	1,000.00	980.50	14.35
Class R	2.39%	1,000.00	986.00	11.90

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized	Account Value	Account Value	During Period *
(5% return before expenses)	Expense Ratio	10/1/2013	3/31/2014	4/1/2014 – 9/30/14

Class I	1.89%	$1,000.00	$1,015.59	$9.55
Class A	2.14%	1,000.00	1,014.34	10.81
Class C	2.89%	1,000.00	1,010.58	14.57
Class R	2.39%	1,000.00	1,013.09	12.06

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

26

Fortress Long/Short Credit Fund

Supplemental Information (Unaudited) (Continued)

September 30, 2014

Fortress Long/Short Credit Fund* (FKA Bandon Isolated Alpha Fixed Income Fund) (Adviser-Logan Circle Partners, L.P.)

 In connection with the regular meeting held on August 12-13, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Logan Circle Partners, L.P.  (“Logan Circle”) and the Trust, with respect to the Fortress Long/Short Credit Fund (FKA Bandon Isolated Alpha Fixed Income Fund) (the “Fund”).   If approved by the Trustees, including by a majority of the Trustees who are “interested persons,” the Advisory Agreement would be subject to the approval of the Fund’s shareholders at a special meeting of shareholders.  In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Logan Circle was established in 2007 as an asset management firm, providing innovative investment solutions to institutional clients seeking to allocate assets to fixed income and equities.  They considered that Logan Circle has served the Fund as sub-adviser.  They noted that in April 2010, Logan Circle was purchased by Fortress Investment Group LLC, a publicly traded company on the NYSE and a leading global investment management firm specializing in alternative investment strategies, to be the subsidiary providing traditional asset management services.  The Board reviewed the background information on the key investment personnel responsible for servicing the Fund and the firm’s corporate structure and noted their satisfaction that the investment team has a high level of experience and expertise in various aspects of portfolio management and financial services and that the corporate infrastructure was robust with fully integrated support service teams experienced in research, trading, risk management, portfolio analytics, client services, legal, compliance, administrative and operations.  The Board reviewed Logan Circle’s approach to strategy implementation and how the research team adds value to the process and found they use proprietary fundamental research focused on capital structure, management and industry trends, balance sheet analysis, exploitation of market mispricing, attempting to maximize upside potential and preserve capital.  With the understanding that not all strategy risks can be eliminated, the Board reviewed Logan Circle’s risk management approach and felt comfortable that it utilizes the expertise of its risk management team to employ robust risk mitigation processes.  The Trustees considered that Logan Circle’s risk management team has access to advanced risk management technology capable of producing various risk analytic data, which the Board considered positive.  They considered that the process for comparing the guidelines and limitations to the Fund’s trading is automated, and has the functionality to flag any trade that happens to be outside the investment guidelines for further compliance review and resolution.  The Board noted that with any advisory firm of this size, there can be litigation and compliance issues that can arise during the normal course of business and were pleased to learn there were no material issues reported that would have a negative impact on Logan Circle’s ability to operate effectively and any compliance issues were dealt with and corrected swiftly.  The Board noted that it believes the Fund will benefit in many ways from the services a much larger advisory firm and the resources its parent can provide. The Board is satisfied with Logan Circle’s industry reputation as well as its robust infrastructure, access to various resources, and a strong compliance culture, concluding that Logan Circle is in a good position to provide high quality service to the Fund for the benefit of its shareholders.

27

Performance.   The Trustees reviewed the Fund’s performance for the one, two, three and since inception (February 1, 2011) periods, gross of fee returns for Logan Circle’s performance as sub-adviser.  They noted that the performance information provided showed an outperformance relative to the HFRX Fixed Income – Credit Index and Morningstar category over each period with returns of 7.39%, 8.90%, 7.88%, and 7.94%, respectively, versus 5.68%, 7.28%, 4.09%, and 3.61% respectively for the Index, and 1.32%, 3.83%, 2.73%, and 3.21%, respectively for the Morningstar category.  The Trustees also reviewed the performance of the portion of the Fund managed by Logan Circle (annualized percentage returns and net of 1.25% fees) noting that it returned 6.05%, 7.56%, and 6.55% for the one, two, and three year periods, respectively.  They reviewed the MPT statistics noting that Logan Circle’s upside capture is strong and it has a great deal of resources that it puts to work as evidenced by performance data to the benefit of shareholders.  After further discussion, the Trustees concluded that Logan Circle has the ability to provide favorable returns to shareholders.

Fees and Expenses.   The Trustees discussed the Fund’s changed advisory structure noting that Logan Circle will take control of and be the sole adviser to the Fund, and no sub-advisers will be used.  The Trustees noted Logan Circle proposed to charge 1.25% for advisory services to the Fund.  They compared the proposed fee to that of its peer group (1.03% average) and Morningstar Nontraditional Bond Category (0.80% average) and noted that although the proposed fee is higher than the average, it is within the range of fees charged by funds in its Morningstar Category (0.25%-2.15%) and among the highest fees in its peer group (ranging from 0.55%-1.75%).  They further considered the Fund’s expense ratio as compared to those of its peers noting that the Fund’s expense ratio (2.20%) is within the range for both the Morningstar category and peer group.  The Trustees considered that the proposed fee represents a 0.50% reduction in fees as compared to the existing advisory agreement, which is a benefit to shareholders.   The Trustees noted that long/short credit funds, like the Fund, tend to charge higher advisory fees than the average fund in the Morningstar Nontraditional Bond category which is a “catch-all” category containing funds that have meaningful differences, not only in investment “universe” but also in strategy.  They further noted that Logan Circle believes that the Fund shares little similarity to the long-only and benchmark focused funds within its Morningstar category.  After further discussion, the Trustees concluded that the proposed advisory fee was not unreasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  They noted that during discussions with the Board earlier in the Meeting, Logan Circle indicated its willingness to discuss the matter with the Board as the Fund grows, and its scale and profitability increase.  The Trustees noted Logan Circle’s willingness to consider breakpoints as the Fund grows, that economies had not been reached at this time, and agreed that the matter of economies of scale would be revisited as the Fund’s size materially increases.

Profitability.  The Trustees reviewed the profitability analysis provided by Logan Circle.  They noted that because Logan Circle had not yet begun to advise the Fund, the profitability analysis provided was an estimate based on estimates for the first 12 months of the Fund with Logan Circle as Logan Circle during the first 12 months of the Advisory Agreement.  They considered that the estimated profitability is relatively low in actual dollars and in terms of percentage of revenue.  The Trustees considered that Logan Circle has agreed to waive any sub-advisory fees due to it from Bandon Capital Management, LLC, the Fund’s previous adviser, which amount to approximately $100,000.  The Board reviewed the financial information for Logan Circle’s parent company and discussed same with counsel.  The Trustees noted that counsel is of the opinion that the information provided, in conjunction with the segmented analysis in the parent company’s most recently filed 10k, was adequate for the Board’s deliberations.  After further discussion, based on the information provided by Logan Circle, the Trustees concluded the estimated profitability appeared reasonable.

Conclusion.  Having requested and received such information from Logan Circle as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fortress Long/Short Credit Fund (FKA Bandon Isolated Alpha Fixed Income Fund).

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

28

Fortress Long/Short Credit Fund
Supplemental Information (Unaudited)
September 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	98	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011).	98	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	98	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	98	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
29

Fortress Long/Short Credit Fund

Supplemental Information (Unaudited)(Continued)
September 30, 2014

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)

Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	98	Northern Lights Variable Trust (since 2013)
30

Fortress Long/Short Credit Fund
Supplemental Information (Unaudited)(Continued)
September 30, 2014

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, GemCom, LLC (2004-2013).	N/A	N/A

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011-2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A

Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.
31

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
32

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
33

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-477-8100 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-477-8100

INVESTMENT ADVISOR
Logan Circle Partners L.P.
1717 Arch Street, Suite 1500
Philadelphia, PA 19103

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $19,500

2013 – $15,000

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $3,000

2013 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $3,000

2013 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/8/14

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/8/14